Exhibit 99

                        Southcoast Financial Corporation
                                  News Release
                              Southcoast Celebrates
                               Seventh Anniversary

Mt. Pleasant, S.C., July 20, 2005 / PRNewswire / - Southcoast Financial Corporation (NASDAQ: SOCB) celebrates today its seventh anniversary by announcing that it had unaudited net income of $1,842,000 or $.56 per basic share, for the six months ended June 30, 2005. This compares net income of $1,273,000, or $0.39 per basic share for the six months ended June 30, 2004. The average shares included in the earnings per share calculation have been adjusted for the 10% stock dividend issued June 24, 2005. "Southcoast Financial Corporation is proud of what it has accomplished during its first seven years. Annual increases in earnings, expansion of our asset base and the increase in shareholder value are three major accomplishments", Chairman and Chief Executive Officer, L. Wayne Pearson said.

Total assets as of June 30, 2005 were $412.9 million compared to $316.2 million as of June 30, 2004, an increase of 30.6%. Loans, excluding loans held for sale, increased to $315.8 million, up 34.8% from $234.2 million as of June 30, 2004. Deposits, during the same period, grew 34.5% to $305.5 million. With the continual growth in loans and deposits, the Company opened its 10,000 account during the month of June.

"Asset quality remains strong, as of June 30, 2005, the ratio of nonperforming assets to total assets was 0.16% and the allowance for loan losses as a percentage of loans was 1.16%", Pearson noted.

For the quarter ended June 30, 2005 unaudited net income was $953,000 or $.29 per share. This compares to net income of $656,000 or $.20 per share as of June 30, 2004. The average shares included in the earnings per share calculation have been adjusted for the 10% stock dividend issued June 24, 2005.

Our bank subsidiary, Southcoast Community Bank currently has seven branches opened. A new branch is planned to open in the fourth quarter of 2005 on Dorchester Road in Dorchester County, South Carolina. In the first half of 2006 a third Mt. Pleasant branch is planned at the intersection of Highway 17N at Park West and South Morgans Point Road. "Our branch expansion program and maturity of our current branches over the next several years will be the foundation of the corporation's continued growth", Pearson noted.


Southcoast Financial Corporation, headquartered in Mt. Pleasant, South Carolina, is the holding company of Southcoast Community Bank. The Bank, which opened for business July 20, 1998, is a state chartered commercial bank operating from its main office at 530 Johnnie Dodds Boulevard in Mt. Pleasant, South Carolina. Trading in Southcoast Financial Corporation's common stock is reported on NASDAQ under the symbol SOCB. Information about the corporation is available on our web site,www.southcoastbank.com.

This press release  contains  forward-looking  statements  about branch openings
within  the  meaning  of  the   Securities   Litigation   Reform  Act  of  1995.
Forward-looking statements give our expectations or forecasts of future events.

Any or all of our forward-looking statements here or in other publications may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results. Consequently, no forward looking-statements can be guaranteed. Our actual results may vary materially, and there are no guarantees about the performance of our stock.

We undertake no obligation to correct or update any forward-looking statements, whether as a result of new information, future results or otherwise. You are advised, however, to consult any future disclosures we make on related subjects in our reports to the SEC.

SOURCE   Southcoast Financial Corporation
/Contact Robert M. Scott, Executive Vice President and
 Chief Financial Officer, (843) 216-3012

                        Southcoast Financial Corporation
                       Consolidated Statement of Condition
                 ( Dollars in thousands, except per share data)

                                                          June 30         June 30       December 31     December 31    December 31
                                                           2005             2004            2004           2003           2002
                                                           ----             ----            ----           ----           ----
                                                        (Unaudited)     (Unaudited)
Assets
Cash and due from banks ............................     $ 14,118        $  6,137        $ 11,853        $  5,550        $  5,490
Federal Funds sold .................................       25,074          11,747           4,236          12,031          14,583
Investments ........................................       28,062          41,308          24,831          22,048           7,263
Loans held for sale ................................        5,176           3,987          12,009             427           8,683
Loans:
 Commercial ........................................      151,450         127,287         144,908         113,621          78,793
 Mortgage ..........................................      164,204         105,849         148,144          84,214          52,475
 Consumer ..........................................        3,823           3,629           3,559           4,274           5,117
                                                         --------        --------        --------        --------        --------
  Total loans ......................................      319,477         236,765         296,611         202,109         136,385
Less: Allowance for loan Losses ....................        3,720           2,607           3,403           2,376           1,656
                                                         --------        --------        --------        --------        --------
Net loans ..........................................      315,757         234,158         293,208         199,733         134,729
Fixed assets .......................................       17,791          14,412          14,844           9,412           8,055
Other assets .......................................        6,889           4,498           5,122           4,016           2,711
                                                         --------        --------        --------        --------        --------
    Total Assets ...................................     $412,867        $316,247        $366,103        $253,217        $181,514
                                                         ========        ========        ========        ========        ========
Liabilities & Shareholders' Equity
Deposits:
 Noninterest bearing ...............................     $ 48,153        $ 31,854        $ 27,955        $ 19,646        $ 17,393
 Interest bearing ..................................      257,332         195,261         230,198         146,567         115,262
                                                         --------        --------        --------        --------        --------
  Total deposits ...................................      305,485         227,115         258,153         166,213         132,655
Other borrowings ...................................       55,000          41,000          58,000          41,100          23,500
Trust Preferred debt ...............................       11,345          11,345          11,345          11,345          11,345
Other liabilities ..................................        2,223           2,220           2,034           1,149           1,304
                                                         --------        --------        --------        --------        --------
   Total liabilities ...............................      374,053         281,680         329,532         219,807         168,804

Shareholders' Equity
 Common Stock ......................................       37,837          34,022          34,081          33,298          12,330
 Retained Earnings .................................          977             545           2,490             112             380
                                                         --------        --------        --------        --------        --------
   Total shareholders' equity ......................       38,814          34,567          36,571          33,410          12,710
                                                         --------        --------        --------        --------        --------
   Total Liabilities and
    Shareholders' Equity ...........................     $412,867        $316,247        $366,103        $253,217        $181,514
                                                         ========        ========        ========        ========        ========

Book value per share ...............................     $  11.64        $  10.50**      $  11.19**      $  10.30**      $    7.56**

Allowance for loan losses to Loans Ratio ...........         1.16%           1.10%           1.15%           1.18%           1.21%

** Adjusted for a 15% stock dividend in 2003 and a 10% dividend in 2005, 2004,and 2002.

                        Southcoast Financial Corporation
                          Consolidated Income Statement
                (Dollars in thousands, except earnings per share)

                                                                      Six Months Ended                   Three Months Ended
                                                                      ----------------                   ------------------
                                                                June 30,            June 30,           June 30,           June 30,
                                                                  2005                2004              2005                2004
                                                                  ----                ----              ----                ----
                                                               (Unaudited)        (Unaudited)        (Unaudited)         (Unaudited)
Interest Income
 Interest and fees on loans ........................          $    9,963          $    7,005          $    5,110          $    3,688

 Interest on investments ...........................                 616                 420                 335                 236
 Interest on Fed funds sold ........................                 237                  61                 121                  40
                                                              ----------          ----------          ----------          ----------
   Total interest income ...........................              10,816               7,486               5,566               3,964

Interest expense ...................................               4,335               2,625               2,232               1,439
                                                              ----------          ----------          ----------          ----------
   Net interest income .............................               6,481               4,861               3,334               2,525
Provision for loan losses ..........................                 315                 245                 144                  95
                                                              ----------          ----------          ----------          ----------
   Net interest after provision ....................               6,166               4,616               3,190               2,430

Other noninterest income ...........................                 917                 672                 451                 358
                                                              ----------          ----------          ----------          ----------
   Total operating income ..........................               7,083               5,288               3,641               2,788

Noninterest expense
 Salaries and benefits .............................               2,489               2,022               1,232               1,046
 Occupancy and equipment ...........................                 716                 621                 373                 339
 Other expenses ....................................               1,115                 799                 617                 453
                                                              ----------          ----------          ----------          ----------

   Total noninterest expense .......................               4,320               3,442               2,222               1,838

Income before taxes ................................               2,763               1,846               1,419                 950

Income tax expense .................................                 921                 573                 466                 294
                                                              ----------          ----------          ----------          ----------
Net income .........................................          $    1,842          $    1,273          $      953          $      656
                                                              ==========          ==========          ==========          ==========
Basic net income per common share ..................          $     0.56          $     0.39          $     0.29          $     0.20

Diluted net income per common share ................          $     0.56          $     0.39          $     0.29          $     0.20

Average number of common shares
    Basic ..........................................           3,311,051           3,256,405           3,331,838           3,262,094
    Diluted ........................................           3,316,253           3,294,770           3,337,707           3,300,419

                                    Six Months    Six Months      Year          Year           Year         Year            Year
                                        ended        ended        ended         ended          ended        ended           ended
                                      June 2005    June 2004    Dec. 2004     Dec. 2003      Dec. 2002     Dec. 2001       Dec. 2000
                                      ---------    ---------    ---------     ---------      ---------     ---------       ---------
INCOME STATEMENT DATA
   Net interest income .......... $  6,480,757  $  4,860,690  $ 10,691,865  $  7,858,277  $  5,458,216  $  4,235,639   $  2,977,809
   Provision for loan losses ....      314,755       245,000     1,146,495       735,000       479,930       321,000        120,000
   Other operating income .......      916,827       672,668     2,699,939     1,711,339     1,767,292     1,137,382        647,713
   Other operating expenses .....    4,319,384     3,442,023     7,965,631     6,171,196     4,865,978     4,043,009      3,187,058
   Net income ...................    1,842,084     1,273,298     2,981,721     1,704,243     1,146,700       646,417        210,351

PER SHARE DATA
 Net income per share
    Basis ....................... $       0.56  $       0.39  $       1.01  $       0.92  $       0.69  $       0.40   $       0.13
    Diluted ..................... $       0.56  $       0.39  $       0.99  $       0.90  $       0.66  $       0.39   $       0.13

BALANCE SHEET DATA
  Total Assets .................. $412,867,415  $315,902,532  $366,103,123  $253,217,102  $181,168,717  $124,308,920   $ 92,128,331
  Total Deposits ................  305,484,626   227,115,135   258,153,283   166,212,407   132,655,418    81,855,707     66,171,596
  Total loans (net) .............  315,756,955   234,158,201   293,206,968   199,732,196   134,729,227    95,737,280     73,877,764
  Investment securities .........   24,881,933    38,912,714    21,738,335    19,993,359     5,948,452     6,793,358      4,213,773
  Total earning assets ..........  384,464,627   294,673,991   344,482,090   238,009,039   168,224,763   113,323,244    113,323,244
  FHLB borrowings ...............   55,000,000    41,000,000    58,000,000    41,100,000    23,500,000    30,400,000     16,225,000
  Trust Preferred Securities ....   11,345,000    11,345,000    11,345,000    11,345,000    11,345,000             0              0
  Shareholders' equity ..........   38,813,903    34,567,215    36,570,749    33,410,411    12,709,452    11,549,492      9,152,566

  Average shares
    Basic .......................    3,311,051     3,256,405     3,260,475     2,042,180     1,837,372     1,620,916      1,652,758
    Diluted .....................    3,316,253     3,294,770     3,306,925     2,090,696     1,911,262     1,672,433      1,618,085


  Return on assets ..............         0.96%         0.97%         0.98%         0.79%         0.78%         0.59%          0.28%
  Return on equity ..............         9.81%         7.27%         8.56%        10.56%         9.45%         6.69%          2.20%
  Equity to asset ratio .........         9.74%        13.29%        11.49%         7.61%         8.29%         8.85%          9.56%
  Non-performing assets to assets         0.16%         0.27%         0.27%         0.04%         0.06%         0.07%          1.02%
  Reserve to loans ..............         1.16%         1.18%         1.18%         1.18%         1.21%         1.25%          1.90%
  Interest margin ...............         3.60%         3.74%         3.78%         3.89%         4.02%         4.21%          4.47%

  Employees .....................           86            73            77            68            61            50             37
  # of accounts .................       10,022         8,606         9,391         7,814         6,899         4,975          4,009
  # of offices opened ...........            7             6             7             5             5             4              3
  # of offices under construction            1             1             0             2             0             1              1
  # of office sites purchased ...            1             2             2             1             2             1              0
  ATM stand alone ...............            1             1             1             0             0             0              0